NOVASTAR 2002-1
AFC SCHEDULE TO CALL
ASSUMES THE FOLLOWING INDICES:

1 ML = FORWARD CURVE AS OF  6/11/02
6 ML = FORWARD CURVE AS OF  6/11/02      * PRELIMINARY, DEPENDS ON FINAL PRICING


                                         * Weighted Average
Period        Date                             Coupon             Cushion
Total                          AFC

    0         06/27/02                               0
    1         07/25/02        6.67%             2.248%              4.42%
    2         08/25/02        5.88%             2.249%              3.63%
    3         09/25/02        5.91%             2.310%              3.60%
    4         10/25/02        6.16%             2.347%              3.81%
    5         11/25/02        5.92%             2.384%              3.53%
    6         12/25/02        6.30%             2.630%              3.68%
    7         01/25/03        6.09%             2.694%              3.39%
    8         02/25/03        6.11%             2.757%              3.35%
    9         03/25/03        7.18%             3.183%              4.00%
   10         04/25/03        6.45%             3.254%              3.19%
   11         05/25/03        6.73%             3.325%              3.40%
   12         06/25/03        6.86%             3.798%              3.06%
   13         07/25/03        7.15%             3.867%              3.29%
   14         08/25/03        6.96%             3.936%              3.03%
   15         09/25/03        7.37%             4.393%              2.98%
   16         10/25/03        7.67%             4.447%              3.22%
   17         11/25/03        7.48%             4.501%              2.98%
   18         12/25/03        7.93%             4.850%              3.08%
   19         01/25/04        7.67%             4.893%              2.78%
   20         02/25/04        7.72%             4.938%              2.78%
   21         03/25/04        8.45%             5.213%              3.24%
   22         04/25/04        7.99%             5.240%              2.75%
   23         05/25/04        8.28%             5.267%              3.01%
   24         06/25/04        8.31%             5.419%              2.89%
   25         07/25/04        8.60%             5.445%              3.16%
   26         08/25/04        8.36%             5.471%              2.89%
   27         09/25/04        8.44%             5.612%              2.83%
   28         10/25/04        9.36%             5.636%              3.73%
   29         11/25/04        9.10%             5.659%              3.44%
   30         12/25/04        9.34%             5.782%              3.56%
   31         01/25/05        8.94%             5.808%              3.13%
   32         02/25/05        8.96%             5.835%              3.12%
   33         03/25/05        9.93%             5.978%              3.95%
   34         04/25/05        9.09%             5.994%              3.09%
   35         05/25/05        9.40%             6.010%              3.39%
   36         06/25/05        9.05%             6.072%              2.97%
   37         07/25/05        9.36%             6.092%              3.26%
   38         08/25/05        8.98%             6.059%              2.92%
   39         09/25/05        8.98%             6.123%              2.85%
   40         10/25/05        9.42%             6.135%              3.28%
   41         11/25/05        9.11%             6.147%              2.96%
   42         12/25/05        9.50%             6.234%              3.27%
   43         01/25/06        9.19%             6.249%              2.94%
   44         02/25/06        9.19%             6.264%              2.93%



   45         03/25/06       10.17%             6.370%              3.80%
   46         04/25/06        9.25%             6.373%              2.87%
   47         05/25/06        9.55%             6.377%              3.18%
   48         06/25/06        9.30%             6.405%              2.90%
   49         07/25/06        9.61%             6.415%              3.19%
   50         08/25/06        9.30%             6.425%              2.87%
   51         09/25/06        9.29%             6.496%              2.80%
   52         10/25/06        9.65%             6.505%              3.14%
   53         11/25/06        9.33%             6.515%              2.82%
   54         12/25/06        9.72%             6.580%              3.14%
   55         01/25/07        9.40%             6.594%              2.81%
   56         02/25/07        9.40%             6.608%              2.79%
   57         03/25/07       10.40%             6.704%              3.70%
   58         04/25/07        9.44%             6.708%              2.74%
   59         05/25/07        9.76%             6.712%              3.04%
   60         06/25/07        9.49%             6.739%              2.75%
   61         07/25/07        9.81%             6.749%              3.06%
   62         08/25/07        9.49%             6.760%              2.73%
   63         09/25/07        9.48%             6.833%              2.65%
   64         10/25/07        9.84%             6.841%              3.00%
   65         11/25/07        9.52%             6.849%              2.67%
   66         12/25/07        9.91%             6.907%              3.00%
   67         01/25/08        9.58%             6.921%              2.66%
   68         02/25/08        9.58%             6.934%              2.65%
   69         03/25/08       10.24%             7.031%              3.21%
   70         04/25/08        9.62%             7.033%              2.59%
   71         05/25/08        9.94%             7.035%              2.90%
   72         06/25/08        9.66%             7.050%              2.61%
   73         07/25/08        9.98%             7.057%              2.92%
   74         08/25/08        9.65%             7.065%              2.59%
   75         09/25/08        9.65%             7.115%              2.53%
   76         10/25/08       10.00%             7.121%              2.88%
   77         11/25/08        9.67%             7.128%              2.54%
   78         12/25/08       10.05%             7.170%              2.88%
   79         01/25/09        9.73%             7.176%              2.56%
   80         02/25/09        9.74%             7.183%              2.56%
   81         03/25/09       10.79%             7.262%              3.53%
   82         04/25/09        9.79%             7.257%              2.54%
   83         05/25/09       10.13%             7.252%              2.88%
   84         06/25/09        9.84%             7.253%              2.59%
   85         07/25/09       10.18%             7.253%              2.93%
   86         08/25/09        9.86%             7.252%              2.61%
   87         09/25/09        9.87%             7.288%              2.58%
   88         10/25/09       10.23%             7.287%              2.94%
   89         11/25/09        9.91%             7.285%              2.63%
   90         12/25/09       10.30%             7.316%              2.98%

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NOVASTAR 2002-1
AFC SCHEDULE TO CALL
ASSUMES THE FOLLOWING INDICES:

1 ML = 20.00
6 ML = 20.00



Period             Date
Total                                          AFC

       0           06/27/02
       1           07/25/02                     18.59%
       2           08/25/02                     17.96%
       3           09/25/02                     18.11%
       4           10/25/02                     18.49%
       5           11/25/02                     18.51%
       6           12/25/02                     19.03%
       7           01/25/03                     19.07%
       8           02/25/03                     19.37%
       9           03/25/03                     20.46%
      10           04/25/03                     20.02%
      11           05/25/03                     20.60%
      12           06/25/03                     20.72%
      13           07/25/03                     21.33%
      14           08/25/03                     21.47%
      15           09/25/03                     21.87%
      16           10/25/03                     22.52%
      17           11/25/03                     22.70%
      18           12/25/03                     21.31%
      19           01/25/04                     19.43%
      20           02/25/04                     19.77%
      21           03/25/04                     20.62%
      22           04/25/04                     20.48%
      23           05/25/04                     21.09%
      24           06/25/04                     15.17%
      25           07/25/04                     15.64%
      26           08/25/04                     15.56%
      27           09/25/04                     15.77%
      28           10/25/04                     17.11%
      29           11/25/04                     17.02%
      30           12/25/04                     15.16%
      31           01/25/05                     12.30%
      32           02/25/05                     12.38%
      33           03/25/05                     13.49%
      34           04/25/05                     12.83%
      35           05/25/05                     13.24%
      36           06/25/05                     10.30%
      37           07/25/05                     10.65%
      38           08/25/05                     10.22%
      39           09/25/05                     10.22%
      40           10/25/05                     10.93%
      41           11/25/05                     10.57%
      42           12/25/05                     11.31%
      43           01/25/06                     10.94%
      44           02/25/06                     10.93%

      45           03/25/06                     12.10%
      46           04/25/06                     11.22%
      47           05/25/06                     11.59%
      48           06/25/06                     11.58%
      49           07/25/06                     11.96%
      50           08/25/06                     11.57%
      51           09/25/06                     11.56%
      52           10/25/06                     12.25%
      53           11/25/06                     11.85%
      54           12/25/06                     12.27%
      55           01/25/07                     11.87%
      56           02/25/07                     11.86%
      57           03/25/07                     13.13%
      58           04/25/07                     11.88%
      59           05/25/07                     12.27%
      60           06/25/07                     11.90%
      61           07/25/07                     12.29%
      62           08/25/07                     11.89%
      63           09/25/07                     11.88%
      64           10/25/07                     12.30%
      65           11/25/07                     11.89%
      66           12/25/07                     12.28%
      67           01/25/08                     11.88%
      68           02/25/08                     11.87%
      69           03/25/08                     12.68%
      70           04/25/08                     11.86%
      71           05/25/08                     12.25%
      72           06/25/08                     11.85%
      73           07/25/08                     12.23%
      74           08/25/08                     11.83%
      75           09/25/08                     11.83%
      76           10/25/08                     12.21%
      77           11/25/08                     11.81%
      78           12/25/08                     12.21%
      79           01/25/09                     11.82%
      80           02/25/09                     11.82%
      81           03/25/09                     13.10%
      82           04/25/09                     11.83%
      83           05/25/09                     12.24%
      84           06/25/09                     11.85%
      85           07/25/09                     12.25%
      86           08/25/09                     11.86%
      87           09/25/09                     11.87%
      88           10/25/09                     12.27%
      89           11/25/09                     11.89%
      90           12/25/09                     12.29%
      91           01/25/10                     11.90%

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NOVASTAR 2002-2 TO CALL

Settle             6/27/02
First Payment      7/25/02

                                      50           75          100        125          150          200           250
NO TRIGGER
A-2
WAL                                 5.54         3.78         2.81        2.19         1.75         1.18        0.88
Mod Durn                            4.98         3.50         2.65        2.09         1.68         1.15        0.86
First Principal Payment          7/25/02      7/25/02      7/25/02     7/25/02      7/25/02      7/25/02     7/25/02
Last Principal Payment           1/25/17      7/25/12     12/25/09     4/25/08      3/25/07     10/25/05    11/25/04
Maturity #mos                        175          121           90          70           57           40          29


TRIGGER EVENT
A-2
WAL                                 5.03         3.42         2.55        2.02         1.65         1.18        0.88
Mod Durn                            4.59         3.20         2.42        1.93         1.59         1.14        0.86
First Principal Payment          7/25/02      7/25/02      7/25/02     7/25/02      7/25/02      7/25/02     7/25/02
Last Principal Payment           1/25/17      7/25/12     12/25/09     4/25/08      3/25/07     10/25/05    11/25/04
Maturity #mos                        175          121           90          70           57           40          29



NOVASTAR 2002-2 TO MATURITY

Settle             6/27/02
First Payment      7/25/02

                                      50           75          100        125          150          200           250
NO TRIGGER
A-2
WAL                                 5.86         4.07         3.05        2.38          1.9         1.24        0.88
Mod Durn                            5.20         3.72         2.84        2.24         1.81         1.20        0.86
First Principal Payment          7/25/02      7/25/02      7/25/02     7/25/02      7/25/02      7/25/02     7/25/02
Last Principal Payment          10/25/28      9/25/22      9/25/17     2/25/15      8/25/12      5/25/09    11/25/04
Maturity #mos                        316          243          183         152          122           83          29


TRIGGER EVENT
A-2
WAL                                 5.03         3.42         2.55        2.02         1.65         1.18        0.88
Mod Durn                            4.59         3.20         2.42        1.93         1.59         1.14        0.86
First Principal Payment          7/25/02      7/25/02      7/25/02     7/25/02      7/25/02      7/25/02     7/25/02
Last Principal Payment           3/25/17      9/25/12      1/25/10     5/25/08      4/25/07     10/25/05    11/25/04
Maturity #mos                        177          123           91          71           58           40          29

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), member NYSE, NASD, SIPC and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation. This report is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in this report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by First Union Securities, Inc. to be reliable, but First Union Securities, Inc. does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgement of First Union Securities, Inc. at this time, and are subject to change without notice. First Union Securities, Inc., or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

                   Greater than 60 LTV with no MI strats.xls

---------------------------------------------------------------------------------------------
                                                                                     PERCENT
                                                                                        OF
                                                      NUMBER     OUTSTANDING        AGGREGATE
                                                        OF        PRINCIPAL         PRINCIPAL
GEOGRAPHIC DISTRIBUTION                               LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
Arizona                                                1       152,556.31               0.92
---------------------------------------------------------------------------------------------
Arkansas                                               1        53,940.11               0.32
---------------------------------------------------------------------------------------------
California                                            14     3,302,064.99              19.84
---------------------------------------------------------------------------------------------
Colorado                                               3       910,577.59               5.47
---------------------------------------------------------------------------------------------
District of Columbia                                   5       711,191.17               4.27
---------------------------------------------------------------------------------------------
Florida                                               22     3,170,662.63              19.05
---------------------------------------------------------------------------------------------
Georgia                                                2       244,428.27               1.47
---------------------------------------------------------------------------------------------
Idaho                                                  2       239,107.62               1.44
---------------------------------------------------------------------------------------------
Illinois                                               2       211,335.40               1.27
---------------------------------------------------------------------------------------------
Indiana                                                3       214,923.61               1.29
---------------------------------------------------------------------------------------------
Kentucky                                               3       402,576.34               2.42
---------------------------------------------------------------------------------------------
Louisiana                                              2       154,841.53               0.93
---------------------------------------------------------------------------------------------
Maryland                                               2       431,398.39               2.59
---------------------------------------------------------------------------------------------
Michigan                                               3       258,312.06               1.55
---------------------------------------------------------------------------------------------
Nevada                                                 1       144,371.35               0.87
---------------------------------------------------------------------------------------------
New York                                               2       272,569.90               1.64
---------------------------------------------------------------------------------------------
North Carolina                                         3       603,534.94               3.63
---------------------------------------------------------------------------------------------
Ohio                                                  13     1,928,367.64              11.58
---------------------------------------------------------------------------------------------
Oklahoma                                               4       274,675.72               1.65
---------------------------------------------------------------------------------------------
Oregon                                                 1       216,755.25               1.30
---------------------------------------------------------------------------------------------
Pennsylvania                                           2       105,310.29               0.63
---------------------------------------------------------------------------------------------
Rhode Island                                           1       139,185.77               0.84
---------------------------------------------------------------------------------------------
Tennessee                                              3       415,446.40               2.50
---------------------------------------------------------------------------------------------
Texas                                                  2       264,973.94               1.59
---------------------------------------------------------------------------------------------
Utah                                                   2       415,501.96               2.50
---------------------------------------------------------------------------------------------
Vermont                                                1       148,702.46               0.89
---------------------------------------------------------------------------------------------
Virginia                                               1        93,414.69               0.56
---------------------------------------------------------------------------------------------
Washington                                             2       449,400.59               2.70
---------------------------------------------------------------------------------------------
West Virginia                                          4       474,178.66               2.85
---------------------------------------------------------------------------------------------
Wisconsin                                              1       115,574.45               0.69
---------------------------------------------------------------------------------------------
Wyoming                                                1       127,238.82               0.76
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
PROPERTY TYPE                                       LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
SINGLE FAMILY RESIDENCE                               93    14,066,192.95              84.50
---------------------------------------------------------------------------------------------
PUD                                                   11     2,019,424.25              12.13
---------------------------------------------------------------------------------------------
MULTI UNIT                                             3       295,771.89               1.78
---------------------------------------------------------------------------------------------
CONDO                                                  2       265,729.76               1.60
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

                   Greater than 60 LTV with no MI strats.xls

                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
LOAN PURPOSE                                        LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
CASHOUT                                               74    11,302,978.36              67.90
---------------------------------------------------------------------------------------------
PURCHASE                                              19     3,320,232.43              19.94
---------------------------------------------------------------------------------------------
REFINANCE                                             16     2,023,908.06              12.16
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------


                                                                                  PERCENT
                                                                                     OF
                                                   NUMBER     OUTSTANDING        AGGREGATE
                                                     OF        PRINCIPAL         PRINCIPAL
OCCUPANCY STATUS                                   LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
PRIMARY                                              102    15,656,864.54              94.05
---------------------------------------------------------------------------------------------
INVESTMENT NON-OWNER OCCUPIED                          4       694,482.42               4.17
---------------------------------------------------------------------------------------------
INVESTMENT OWNER OCCUPIED                              3       295,771.89               1.78
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------


                                                                                  PERCENT
                                                                                     OF
                                                   NUMBER     OUTSTANDING        AGGREGATE
                                                     OF        PRINCIPAL         PRINCIPAL
DOCUMENTATION TYPE                                 LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
FULL                                                  97    14,278,540.87              85.77
---------------------------------------------------------------------------------------------
LIMITED                                                5     1,313,626.25               7.89
---------------------------------------------------------------------------------------------
STATED                                                 7     1,054,951.73               6.34
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------


                                                                                  PERCENT
                                                                                     OF
                                                   NUMBER     OUTSTANDING        AGGREGATE
                                                     OF        PRINCIPAL         PRINCIPAL
RISK CLASSIFICATION                                LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
AA                                                    34     5,836,572.07              35.06
---------------------------------------------------------------------------------------------
A                                                     39     4,870,268.72              29.26
---------------------------------------------------------------------------------------------
A-                                                    13     2,036,034.95              12.23
---------------------------------------------------------------------------------------------
B                                                     16     2,887,843.24              17.35
---------------------------------------------------------------------------------------------
C                                                      6       693,687.45               4.17
---------------------------------------------------------------------------------------------
FICO Only                                              1       322,712.42               1.94
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

                   Greater than 60 LTV with no MI strats.xls

                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
ORIGINAL LTV RATIO                                  LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
70.01 to 75.00                                        10     1,419,199.50               8.53
---------------------------------------------------------------------------------------------
75.01 to 80.00                                        13     1,811,343.09              10.88
---------------------------------------------------------------------------------------------
80.01 to 85.00                                        26     3,794,562.23              22.79
---------------------------------------------------------------------------------------------
85.01 to 90.00                                        50     6,964,187.57              41.83
---------------------------------------------------------------------------------------------
90.01 to 95.00                                        10     2,657,826.46              15.97
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 95.00
Min: 75.00
Weighted Average: 86.92


                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
PRINCIPAL BALANCE                                   LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
25,000.01 to 50,000.00                                 5       226,354.52               1.36
---------------------------------------------------------------------------------------------
50,000.01 to 75,000.00                                13       838,693.85               5.04
---------------------------------------------------------------------------------------------
75,000.01 to 100,000.00                               20     1,745,689.59              10.49
---------------------------------------------------------------------------------------------
100,000.01 to 125,000.00                              15     1,702,859.23              10.23
---------------------------------------------------------------------------------------------
125,000.01 to 150,000.00                              12     1,655,249.84               9.94
---------------------------------------------------------------------------------------------
150,000.01 to 175,000.00                              13     2,071,693.47              12.44
---------------------------------------------------------------------------------------------
175,000.01 to 200,000.00                               6     1,096,460.23               6.59
---------------------------------------------------------------------------------------------
200,000.01 to 225,000.00                               6     1,286,449.57               7.73
---------------------------------------------------------------------------------------------
225,000.01 to 250,000.00                               4       936,436.33               5.63
---------------------------------------------------------------------------------------------
250,000.01 to 275,000.00                               2       523,332.50               3.14
---------------------------------------------------------------------------------------------
275,000.01 to 300,000.00                               3       852,970.31               5.12
---------------------------------------------------------------------------------------------
300,000.01 to 325,000.00                               4     1,259,127.02               7.56
---------------------------------------------------------------------------------------------
325,000.01 to 350,000.00                               1       348,586.42               2.09
---------------------------------------------------------------------------------------------
375,000.01 to 400,000.00                               1       397,385.95               2.39
---------------------------------------------------------------------------------------------
400,000.01 to 425,000.00                               3     1,221,450.67               7.34
---------------------------------------------------------------------------------------------
475,000.01 to 500,000.00                               1       484,379.35               2.91
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 484,379.35
Min: 40,000.00
Average: 207,556.47

                    Greater than 60 LTV with no MI strats.xls

                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
REMAINING TERM TO                                     OF        PRINCIPAL         PRINCIPAL
MATURITY (MTHS)                                     LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
169 to 180                                             9       949,344.95               5.70
---------------------------------------------------------------------------------------------
313 to 324                                             1       216,755.25               1.30
---------------------------------------------------------------------------------------------
349 to 360                                            99    15,481,018.65              93.00
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 360
Min: 176
Weighted Average: 347


                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
FICO SCORE                                          LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
511 to 520                                             2       154,081.13               0.93
---------------------------------------------------------------------------------------------
521 to 530                                            14     1,791,914.89              10.76
---------------------------------------------------------------------------------------------
531 to 540                                            11     1,499,613.90               9.01
---------------------------------------------------------------------------------------------
541 to 550                                            18     2,349,619.25              14.11
---------------------------------------------------------------------------------------------
551 to 560                                            15     1,948,205.04               11.7
---------------------------------------------------------------------------------------------
561 to 570                                            10     1,483,811.08               8.91
---------------------------------------------------------------------------------------------
571 to 580                                            12     1,238,793.54               7.44
---------------------------------------------------------------------------------------------
581 to 590                                             7     1,903,156.32              11.43
---------------------------------------------------------------------------------------------
591 to 600                                             8     1,504,192.41               9.04
---------------------------------------------------------------------------------------------
601 to 610                                             5     1,163,634.41               6.99
---------------------------------------------------------------------------------------------
611 to 620                                             4       700,167.67               4.21
---------------------------------------------------------------------------------------------
621 to 630                                             2       587,216.79               3.53
---------------------------------------------------------------------------------------------
641 to 650                                             1       322,712.42               1.94
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 641
Min: 515
Weighted Average: 568

                    Greater than 60 LTV with no MI strats.xls


                                                                                    PERCENT
                                                                                       OF
                                                     NUMBER     OUTSTANDING        AGGREGATE
                                                       OF        PRINCIPAL         PRINCIPAL
MORTGAGE RATE                                        LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
7.501 to 8.000                                         1       113,738.70               0.68
---------------------------------------------------------------------------------------------
8.001 to 8.500                                        12     2,369,595.14              14.23
---------------------------------------------------------------------------------------------
8.501 to 9.000                                        17     3,073,472.87              18.46
---------------------------------------------------------------------------------------------
9.001 to 9.500                                        21     3,524,444.70              21.17
---------------------------------------------------------------------------------------------
9.501 to 10.000                                       24     3,570,695.25              21.45
---------------------------------------------------------------------------------------------
10.001 to 10.500                                      16     2,245,872.95              13.49
---------------------------------------------------------------------------------------------
10.501 to 11.000                                      15     1,478,068.13               8.88
---------------------------------------------------------------------------------------------
11.001 to 11.500                                       3       271,231.11               1.63
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 11.500
Min: 7.750
Weighted Average: 9.519


                                                                                  PERCENT
                                                                                     OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
LOAN TYPE                                           LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
ARM 2/28                                              80    13,195,902.29              79.27
---------------------------------------------------------------------------------------------
ARM 3/27                                               9     1,282,513.17               7.70
---------------------------------------------------------------------------------------------
BALL 15                                                9       949,344.95               5.70
---------------------------------------------------------------------------------------------
FR30                                                  11     1,219,358.44               7.32
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------


                                                                                    PERCENT
                                                                                       OF
                                                     NUMBER     OUTSTANDING        AGGREGATE
                                                       OF        PRINCIPAL         PRINCIPAL
PREPAYMENT PENALTY TERM (MTHS)                       LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
No Prepayment Penalty                                  9     1,396,677.36               8.39
---------------------------------------------------------------------------------------------
24                                                    45     7,799,900.93              46.85
---------------------------------------------------------------------------------------------
36                                                    19     2,237,776.99              13.44
---------------------------------------------------------------------------------------------
60                                                    36     5,212,763.57              31.31
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 60
Min: 24
Weighted Average: 38

                    Greater than 60 LTV with no MI strats.xls

                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
ORIGINAL TERM TO                                      OF        PRINCIPAL         PRINCIPAL
MATURITY (MTHS)                                     LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
169 to 180                                             9       949,344.95               5.70
---------------------------------------------------------------------------------------------
349 to 360                                           100    15,697,773.90              94.30
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

Max: 360
Min: 180
Weighted Average: 350


                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
CONFORMING/NON-CONFORMING                             OF        PRINCIPAL         PRINCIPAL
BALANCE DISTRIBUTION                                LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
CONFORMING                                            99    12,936,189.44              77.71
---------------------------------------------------------------------------------------------
NONCONFORMING                                         10     3,710,929.41              22.29
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------


                                                                                   PERCENT
                                                                                      OF
                                                    NUMBER     OUTSTANDING        AGGREGATE
                                                      OF        PRINCIPAL         PRINCIPAL
LIEN POSITION                                       LOANS        BALANCE           BALANCE
---------------------------------------------------------------------------------------------
1ST                                                  109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------
TOTAL:                                               109    16,647,118.85             100.00
---------------------------------------------------------------------------------------------

                                 NovaStar 2002-2





                                   DISCLAIMER
                                   ----------



Wachovia Securities (WS) has provided this data as an accommodation. By accepting this data, the recipient agrees that WS does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither WS, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by WS.


This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. WS or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. WS is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.


                       [WACHOVIA SECURITIES LOGO OMITTED]


Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank and non-bank and broker-dealer subsidiaries of Wachovia Corporation.

                        UNINSURED LOANS WITH LTV > 60%

SUMMARY STATISTICS
---------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                $16,647,118.85
         Number of Mortgage Loans                                                                109
         Minimum                                                                          $40,000.00
         Maximum                                                                         $484,379.35
         Average                                                                         $152,725.86
     ORIGINAL LTV RATIO
         Minimum                                                                              75.00%
         Maximum                                                                              95.00%
         Weighted Average                                                                     86.92%
     CURRENT INTEREST RATE
         Minimum                                                                              7.750%
         Maximum                                                                             11.500%
         Weighted Average                                                                     9.519%
     FICO SCORE
         Minimum                                                                                 515
         Maximum                                                                                 641
         Weighted Average                                                                        568
     REMAINING TERM
         Minimum                                                                                 176
         Maximum                                                                                 360
         Weighted Average                                                                        347
     PRODUCT TYPE
         Fully Amortizing Fixed Rate Mortgage Loans                                            7.32%
         Fully Amortizing Adjustable Rate Mortgage Loans                                      86.98%
         Fixed Rate Balloon Mortgage Loans                                                     5.70%
     LIEN POSITION
         First Lien                                                                          100.00%
         Second Lien                                                                           0.00%
     PROPERTY TYPE
         Single Family Residence                                                              84.50%
         PUD                                                                                  12.13%
         Multi-Unit                                                                            1.78%
         Condo                                                                                 1.60%
     OCCUPANCY STATUS
         Primary                                                                              94.05%
         Investment (Non-Owner Occupied)                                                       4.17%
         Secondary                                                                             0.00%
         Investment (Owner Occupied)                                                           1.78%
     GEOGRAPHIC CONCENTRATION (>5.00%)
         California                                                                           19.84%
         Florida                                                                              19.05%
         Ohio                                                                                 11.58%
         Number of States*                                                                        31
     % OF LOANS WITH PREPAYMENT PENALTIES                                                     91.60%
     % OF LOANS WITH MORTGAGE INSURANCE                                                        0.00%
     *Includes the District of Columbia
---------------------------------------------------------------------------------------------------------

SUMMARY STATISTICS OF ADJUSTABLE RATE CHARACTERISTICS
---------------------------------------------------------------------------------------------------------
     PRINCIPAL BALANCE                                                                $14,478,415.46
     PRODUCT TYPE
         2/28 Mortgage Loan                                                                   91.14%
         3/27 Mortgage Loan                                                                    8.86%
     INDEX TYPE
         6-Month LIBOR                                                                       100.00%
     GROSS MARGIN
         Minimum                                                                              5.375%
         Maximum                                                                              7.500%
         Weighted Average                                                                     6.548%
     MINIMUM INTEREST RATE
         Minimum                                                                              8.125%
         Maximum                                                                             11.500%
         Weighted Average                                                                     9.493%
     MAXIMUM INTEREST RATE
         Minimum                                                                             15.125%
         Maximum                                                                             18.500%
         Weighted Average                                                                    16.493%
     INITIAL INTEREST RATE CAP
         Minimum                                                                              3.000%
         Maximum                                                                              3.000%
         Weighted Average                                                                     3.000%
     PERIODIC INTEREST RATE CAP
         Minimum                                                                              1.000%
         Maximum                                                                              1.000%
         Weighted Average                                                                     1.000%
     MONTHS TO ROLL
         Minimum                                                                                  21
         Maximum                                                                                  35
         Weighted Average                                                                         23

---------------------------------------------------------------------------------------------------------

                                                                         PERCENT
                                                                           OF
                                NUMBER           OUTSTANDING            AGGREGATE                                      WEIGHTED
                                  OF              PRINCIPAL             PRINCIPAL          MAX             MIN          AVERAGE
FICO SCORE                      LOANS              BALANCE               BALANCE        LTV RATIO       LTV RATIO      LTV RATIO
---------------------------    ---------    -----------------------   --------------   ------------    ------------   ------------
511 to 520                            2                $154,081.13            0.93%         90.00%          90.00%         90.00%
521 to 530                           14               1,791,914.89            10.76          90.00           75.00          85.18
531 to 540                           11               1,499,613.90             9.01          90.00           75.00          83.75
541 to 550                           18               2,349,619.25            14.11          94.95           75.00          85.62
551 to 560                           15               1,948,205.04            11.70          90.00           75.00          84.47
561 to 570                           10               1,483,811.08             8.91          90.00           75.00          86.73
571 to 580                           12               1,238,793.54             7.44          90.00           75.00          85.54
581 to 590                            7               1,903,156.32            11.43          95.00           75.00          86.44
591 to 600                            8               1,504,192.41             9.04          95.00           85.00          89.33
601 to 610                            5               1,163,634.41             6.99          95.00           90.00          93.33
611 to 620                            4                 700,167.67             4.21          90.00           75.00          87.69
621 to 630                            2                 587,216.79             3.53          95.00           94.04          94.35
641 to 650                            1                 322,712.42             1.94          93.62           93.62          93.62
---------------------------    ---------    -----------------------   --------------   ------------    ------------   ------------
TOTAL                               109             $16,647,118.85          100.00%
                               =========    =======================   ==============

Max: 641
Min: 515
Weighted Average: 568



                                                                         PERCENT
                                                                           OF
                                NUMBER           OUTSTANDING            AGGREGATE                                      WEIGHTED
                                  OF              PRINCIPAL             PRINCIPAL          MAX             MAX          AVERAGE
ORIGINAL LTV RATIO (%)          LOANS              BALANCE               BALANCE       FICO SCORE      FICO SCORE     FICO SCORE
---------------------------    ---------    -----------------------   --------------   ------------    ------------   ------------
70.01 to 75.00                       10              $1,419,199.50            8.53%            612             522            558
75.01 to 80.00                       13               1,811,343.09            10.88            617             531            564
80.01 to 85.00                       26               3,794,562.23            22.79            595             521            545
85.01 to 90.00                       50               6,964,187.57            41.83            617             515            570
90.01 to 95.00                       10               2,657,826.46            15.97            641             545            607
---------------------------    ---------    -----------------------   --------------   ------------    ------------   ------------
TOTAL                               109             $16,647,118.85          100.00%
                               =========    =======================   ==============

Max: 95.00
Min: 75.00
Weighted Average: 86.92